UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2010

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)

22 West Washington Street Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 1, 2010, Morningstar, Inc., an Illinois corporation, issued press releases announcing that Morningstar Europe B.V., a subsidiary of Morningstar, had completed its previously announced acquisition of a 75 percent ownership interest in Morningstar Danmark A/S from Phosphorus A/S, bringing its ownership interest to 100 percent and that Morningstar France Holding, a subsidiary of Morningstar, had completed its previously announced acquisition of Seeds Group, a leading provider of independent consulting services and fund research in France.  A copy of the press releases are filed as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01.  Financial Statements and Exhibits.

Include the following information:

(d)        Exhibits:

Exhibit No.	Description

99.1	Press Release issued July 1, 2010.
99.2	Press Release issued July 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: July 1, 2010	By:	/s/ Scott Cooley
	Name:	Scott Cooley
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued July 1, 2010.
99.2	Press Release issued July 1, 2010.